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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Numbers 33-74602, 33-81908, 33-91566, 333-47477 and 33-93765 of Atchison Casting
Corporation on Form S-8 of our report dated September 1, 2000, appearing in the Annual Report on Form 10-K of Atchison Casting Corporation for the year ended June 30, 2000.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 26, 2000